                                                                     EXHIBIT 4.1


         NUMBER                                                                                                    SHARES
LS
                                                              LEUKOSITE
                                                                   INC.

                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE     SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                                           CUSIP 52728R 10 2


     THIS CERTIFIES THAT




     is the owner of


                              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

         ------------------------------------------------                 ------------------------------------------------
--------------------------------------------------------- LEUKOSITE, INC. ----------------------------------------------------------
         ------------------------------------------------                 ------------------------------------------------
(hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented by this Certificate are issued and shall be subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and the By-Laws of the Corporation as amended from time to time (copies of which are on file on the principal office of the Corporation and the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents.

     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

Dated:


                                                          LEUKOSITE, INC.

               /s/ Augustine Lawlor                             1992                /s/ Christopher K. Mirabelli
         -------------------------------------                                   -----------------------------------
                     TREASURER                                DELAWARE                        PRESIDENT




(C) SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY 1960



COUNTERSIGNED AND REGISTERED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
                  (NEW YORK, NEW YORK)
                           TRANSFER AGENT AND REGISTRAR

BY

                                    AUTHORIZED SIGNATURE


     ----------------------------------------------
     AMERICAN BANK NOTE COMPANY    JULY 10, 1997 fm
     3504 ATLANTIC AVENUE
     SUITE 12
     LONG BEACH, CA 90807                  051564fc
     (562) 989-2333
     (FAX) (562) 426-7450  270-19X  proof____   NEW
     ----------------------------------------------

                                LEUKOSITE, INC.

   The Corporation is authorized to issue more than one class of stock. Upon written request the Corporation will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM  -- as tenants in common                                 UNIF GIFT MIN ACT -- ............Custodian.............
   TEN ENT  -- as tenants by the entireties                                                 (Cust)               (Minor)
   JT TEN   -- as joint tenants with right of                                            under Uniform Gifts to Minors
               survivorship and not as tenants                                           Act...............................
               in common                                                                               (State)
   COM PROP -- as community property

                      Additional abbreviations may also be used though not in the above list.


    For value received, ________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Shares of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Date: ______________________


                                    --------------------------------------------
                                    NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    CERTIFICATE IN EVERY PARTICULAR WITHOUT
                                    ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                    WHATEVER.




Signature(s) Guaranteed


--------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15








     ----------------------------------------------
     AMERICAN BANK NOTE COMPANY    JULY 10, 1997 fm
     3504 ATLANTIC AVENUE
     SUITE 12
     LONG BEACH, CA 90807                  051564bk
     (562) 989-2333
     (FAX) (562) 426-7450  308-19X  proof____   NEW
     ----------------------------------------------